Exhibit 10.2

                             AGREEMENT OF AMENDMENT

                                                   Dated as of February 18, 2005

     Reference is made to that certain Revolving Credit and Security Agreement dated as of February 25, 2003 (as from time to time amended, the "Credit Agreement") among XL Re Ltd (the "Borrower"), CAFCO, LLC (formerly Corporate Asset Funding Company, Inc., "CAFCO"), CRC Funding, LLC (formerly Corporate Receivables Corporation, "CRC"), CHARTA, LLC (formerly CHARTA Corporation, "CHARTA"), CIESCO, LLC (formerly CIESCO, L.P., "CIESCO"), Citibank, N.A. ("Citibank"), the other banks from time to time parties thereto and Citicorp North America, Inc., as agent (the "Agent"). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The parties hereto agree that, effective as of the date hereof, the definition "Secondary Lender Stated Expiration Date" set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the date "February 18, 2005" set forth therein with the date "February 16, 2006".

     The parties hereto agree that, effective as of the date hereof, clause (c) of Section 9.09 of the Credit Agreement shall be amended to add the language ", to any actual or potential subordinated investor in any Conduit Lender or liquidity provider if such investor or liquidity provider has signed a confidentiality agreement with terms which are substantially similar to the terms of this Section 9.09(c)" after the parenthetical "(the "Credit Enhancement Providers")" set forth therein.

     The Borrower represents and warrants to the Agent, Citibank, CAFCO, CRC, CHARTA and CIESCO that immediately after giving effect to this Agreement of Amendment, (i) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects, and (ii) no Default or Event of Default shall be continuing.

     This Agreement of Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     THIS AGREEMENT OF AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     All references in any Program Document to the Credit Agreement on and after the date hereof shall be deemed to refer to the Credit Agreement as amended hereby, and the parties hereto agree that on and after the date hereof, the Credit Agreement, as amended hereby, is in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their duly authorized officers as of the date first above written.


CITICORP NORTH AMERICA, INC.,              CITIBANK, N.A.,
as Agent                                   as Secondary Lender


By: /s/ Arthur Bovino                      By: /s/ Arthur Bovino
    ---------------------------                ---------------------------
     Name: Arthur Bovino                        Name: Arthur Bovino
     Title: Vice President                      Title: Vice President


CAFCO, LLC, as Lender                      CRC FUNDING, LLC, as Lender

By:  Citicorp North America, Inc., as      By:  Citicorp North America, Inc., as
         Attorney-in-Fact                           Attorney-in-Fact


By: /s/ Arthur Bovino                      By: /s/ Arthur Bovino
    ---------------------------                ---------------------------
     Name: Arthur Bovino                        Name: Arthur Bovino
     Title: Vice-President                      Title: Vice-President


CHARTA, LLC, as Lender                     CIESCO, LLC, as Lender

By:  Citicorp North America, Inc., as      By:  Citicorp North America, Inc., as
         Attorney-in-Fact                           Attorney-in-Fact


By: /s/ Arthur Bovino                      By: /s/ Arthur Bovino
    ---------------------------                ---------------------------
     Name: Arthur Bovino                        Name: Arthur Bovino
     Title: Vice-President                      Title: Vice-President


XL RE LTD,
as Borrower



By: /s/ James O'Shaughnessy
    --------------------------------------
     Name: James O'Shaughnessy
     Title:  Senior Vice President &
             Chief Financial Officer






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